SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 12, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                0-10822               25-1229323
(State of other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On May 12, 1998 Biocontrol Technology, Inc.
(NASDAQ:BICO) announced today that all recently requested clarification and information regarding the Company's Technical File has now been supplied to its Notified Body, TUV Rheinland Product Safety GmbH, Germany. The Technical File is part of Biocontrol's process to obtain the CE Mark for its Diasensor 1000 noninvasive glucose sensor, which will allow the Diasensor to be marketed in the European Community.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  May 12, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

For More Information, Call:

Investors                           Media
Diane McQuaide                      Susan Taylor
1.412.429.0673  phone               1.412.279.9455 phone
1.412.279.9690  fax                 1.412.279.9447 fax

          BIOCONTROL SUPPLIES CLARIFICATION TO CE MARK FILE

     Pittsburgh, PA - May 12, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that all recently requested clarification and information regarding the Company's Technical File has now been supplied to its Notified Body, TUV Rheinland Product Safety GmbH, Germany. The Technical File is part of Biocontrol's process to obtain the CE Mark for its Diasensor 1000 noninvasive glucose sensor, which will allow the Diasensor to be marketed in the European Community.
     Biocontrol President, David L. Purdy, reported that George Cranstone, Managing Director of Euro Surgical Ltd., the Company's recently appointed United Kingdom distributor, has been in discussions with physicians and potential UK Diasensor customers and informs Biocontrol that the response has been very positive. Purdy also said that product "is on the shelf" and is ready to ship to England as soon as approval to apply the CE Mark is received.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.